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                                     FORM OF


                                                                    EXHIBIT 10.2



         THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.



                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                     INTERNATIONAL COMMODITY LOGISTICS, INC.

                            VOID AFTER MARCH 30, 2002



     This Warrant is issued to _____________________________________, or his permitted assigns ("Holder"), by International Commodity Logistics, Inc., a Colorado corporation (the "Company"), on March 31, 1998 (the "Warrant Issue Date").

     1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to _________________________________ (_________) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

     2. Exercise Price. The purchase price for the Shares shall be $____ per share, as adjusted from time to time pursuant to Section 7 hereof (the "Exercise Price"); provided, however, that the aggregate purchase price for the total number of Shares purchasable under this Warrant (as may be adjusted) shall be $_________.

     3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on December 31, 1999 and ending at 5:00 p.m. MST on March 30, 2002.

     4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:


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         (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

         (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the subscription notice.

     6. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

     7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

         (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

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The Company shall provide notice to the Holder of any transaction within the scope of this Section 7(b) if and to the same extent as the Company may be required to provide notice to the Company's shareholders in accordance with the Colorado Business Corporation Act.

         (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

     8. Representations and Warranties of the Holder. The Holder hereby represents and warrants that:

         (a) Purchase Entirely for Own Account. This Warrant is made with the Holder in reliance upon such Holder's representation to the Company that the Warrant and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         (b) Disclosure of Information. The Holder believes it has received all the information it considers necessary or appropriate in connection with this Warrant. The Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this Warrant and the business, properties, prospects and financial condition of the Company.

         (c) Investment Experience. The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Warrant and investment in the Common Stock. If other than an individual, the Holder also represents it has not been organized for the purpose of acquiring the Securities.

         (d) Accredited Holder. Such Holder is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

         (e) Restricted Securities. Such Holder understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.


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         (f) Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Holder further agrees not to make any disposition of all or any portion of the Securities except (i) in compliance with Rule 144, or (ii) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 8 and all other terms and conditions of this Warrant, and:

              (1) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

              (2) (A) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

         (g) Legends. It is understood that the certificates evidencing the Shares may bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

     9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

     10. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the Notices required under this Warrant.

     11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws by the Holder and any transferee, this Warrant and all rights hereunder are transferable in whole by the Holder to any person or entity upon written notice to the Company, provided that such transferee is bound by the provisions of this Warrant, including without limitation the representations and warranties set forth in Section 8 hereof. The Company may, in its discretion, require the Holder to furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such transfer will not require registration under the Act. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant,

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properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

     12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder or any future holder. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company. The Holder acknowledges that by the operation of Section 13 hereof, the Holder and the Company will have the right and power to diminish or eliminate all rights of such holder under this Warrant.

     14. Notices. Unless otherwise provided, all notices, requests, payments, instructions or other documents to be given hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by certified mail, return receipt requested, postage prepaid (effective five (5) business days after dispatch), (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day), or (iv) sent by telecopier followed within 24 hours by confirmation by one of the foregoing methods (effective upon receipt of the telecopy in complete, readable form), addressed to the party to be notified. Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

     15. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

     16. Governing Law. This Warrant shall be governed by the laws of the State of Colorado as applied to agreements among Colorado residents made and to be performed entirely within the State of Colorado.

                            [SIGNATURE PAGE FOLLOWS]



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     IN WITNESS WHEREOF, International Commodity Logistics, Inc. caused this
Warrant to be executed by an officer thereunto duly authorized.


                                        INTERNATIONAL COMMODITY LOGISTICS, INC.


                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

Accepted and Agreed:

[NAME]


------------------------------


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                               NOTICE OF EXERCISE



To:  INTERNATIONAL COMMODITY LOGISTICS, INC.

         The undersigned hereby elects to purchase _________________ shares of Common Stock of International Commodity Logistics, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

         The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.



                                                 WARRANTHOLDER:

                                                 [NAME]

                                                 ------------------------------


                                    Address:
                                                 ------------------------------

                                                 ------------------------------

                                                 ------------------------------

Date:
      ----------------------



                                                              Notice of Exercise